Statutory Prospectus and Statement of Additional Information Supplement dated November 5, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses and Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer International Small-Mid Company Fund

This supplement amends the Statutory Prospectuses and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Statutory Prospectuses and Statement of Additional Information and retain it for future reference.

The following information replaces the table in its entirety under the heading “Fund Summary - Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
David Nadel	Portfolio Manager (lead)	2019
Frank Jennings, PhD	Portfolio Manager	2019 (predecessor fund 2018)”

Mr. Jennings will continue to serve as Portfolio Manager to ensure a smooth transition.

The following information replaces in its entirety the information under, and including, the heading “FUND MANAGEMENT – Portfolio Manager” for the Fund in the prospectuses:

“FUND MANAGEMENT – Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•

David Nadel (lead manager), Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Nadel was employed by Royce & Associates from 2006 to 2019, where he served as Principal, Director of International Research and Portfolio Manager.

•

Frank Jennings, PhD, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Mr. Jennings will continue to serve as Portfolio Manager to ensure a smooth transition. Prior to the commencement of the Fund’s operations, Mr. Jennings managed the predecessor fund since 2018 and was associated with OppenheimerFunds, a global asset management firm, since 1995.

More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”

The Statement of Additional Information is also amended to reflect the portfolio manager changes above.

As of November 5, 2019, Mr. Nadel manages one other vehicle in the Invesco fund complex but does not own shares of the Fund.

O-ISMC-PRO SUP 110519